The James Advantage Funds

                              James Small Cap Fund
                               James Mid Cap Fund
                                James Equity Fund
                            James Market Neutral Fund

                 Supplement to Prospectus Dated November 1, 2006
                       Supplement dated February 21, 2007

      The Board of Trustees of the James Advantage Funds, at a regularly scheduled meeting held on February 21, 2007 (the "Effective Date"), determined the redemption fee applicable to the James Small Cap Fund, the James Mid Cap Fund, the James Equity Fund and the James Market Neutral Fund (the "Funds") to no longer be in the best interests of the Funds' shareholders, and therefore terminated the redemption fee, effective February 21, 2007. Accordingly, the following changes have been made to the Prospectus dated November 1, 2006:

The section "EXPENSE INFORMATION" on page 10 of the Prospectus is amended by replacing the table entitled, "Shareholder Fees (fees paid directly from your investment)," with the following (note that the footnote to the table has been deleted):

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Load Imposed on Purchases                       None
Maximum Deferred Sales Load Imposed on Purchases              None
Redemption Fees                                               None

The section "SYSTEMATIC WITHDRAWAL, DIRECT DEPOSITS AND EXCHANGE PRIVILEGE - Exchange Privilege" on page 16 of the Prospectus is amended by replacing the first paragraph with the following:

Shares of a Fund may be exchanged for shares of any other Fund. You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges also may be requested by telephone. Your exchange will be made at the next determined net asset value after receipt of a request by the Transfer Agent.

The section "HOW TO REDEEM SHARES" on page 17 of the Prospectus is amended by replacing the first paragraph with the following:

You may redeem shares of a Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and the account number. The request must be signed exactly as your name appears on the Trust's account records. Upon receipt by a Fund of a proper redemption request, the Fund will redeem shares at their next determined net asset value. Redemption requests received by the Trust or its authorized agent after the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at the net asset value next determined on the following business day.